                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   NOVEMBER 29, 1999


                               ASHFORD.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                     0-27357                 7-0617905
----------------------------         -----------           ------------------
(State or other jurisdiction         (Commission             (IRS Employer
   of incorporation)                 File Number)          Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas                 77098
------------------------------------------------               ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (713) 369-1300



          ------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report.)


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ITEM 5.           OTHER EVENTS.


                  On November 29, 1999, Ashford.com, Inc., a Delaware corporation (the "Company"), Amazon.com, Inc., a Delaware corporation ("Amazon.com") and Amazon.com Advertising Services NV, Inc., a Nevada corporation ("ASNV", together with Amazon.com, the "Purchasers") executed a Stock Purchase Agreement (the "Agreement") pursuant to which the Company has agreed to sell 707,964 shares of the Company's common stock to the Purchasers for $10.0 million in cash (the "Purchased Shares"). In addition, the Agreement provides that the Company will issue the Purchasers a number of shares equal to 19.9% of the Company's outstanding stock as of one trading day prior to closing less the Purchased Shares in exchange for advertising placements targeted at the Purchasers' customer base with the intent of delivering new customers to the Company (the "Advertising Placements"). The Company will record an asset representing the fair market value of the shares issued in connection with the Advertising Placements. Such asset will be amortized over the term of the Agreement. Closing of the Agreement is conditioned upon customary regulatory approvals.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)     Not applicable.

                  (b)     Not applicable.

                  (c)     Exhibits:


                          Exhibit
                          Number          Description
                          --------        -----------
                          10.12*+         Stock Purchase Agreement dated as of
                                          November 29, 1999 by and among the
                                          Company, Amazon.com, Inc. and
                                          Amazon.com Advertising Services NV,
                                          Inc.

                          99.1            Text of Press Release dated December
                                          1, 1999














                  * Confidential treatment requested as to certain portions of this exhibit.

                  + Pursuant to Item 601(b)(2) of Regulation, the exhibits to this Stock Purchase Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ASHFORD.COM, INC.



Date:  December 14, 1999    By:   /s/ DAVID F. GOW
                                  ---------------------------------------------
                                  David F. Gow
                                  Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit
Number      Description
--------    -----------

10.12*+ Stock Purchase Agreement dated as of November 29, 1999 by and among the Company, Amazon.com, Inc. and Amazon.com Advertising
               Services NV, Inc.

99.1           Text of Press Release dated December 1, 1999





















* Confidential treatment requested as to certain portions of this exhibit.

+ Pursuant to Item 601(b)(2) of Regulation, the exhibits to this Stock Purchase Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.